 Exhibit 10.21

AMENDMENT NO. 1

to the

PRUDENTIAL SAVINGS BANK

SEVERANCE AGREEMENT

THIS AMENDMENT NO. 1 (the “Amendment”) to the Severance Agreement between Prudential Savings Bank, a Pennsylvania-chartered, stock-form savings bank (the “Bank”), and Jeffrey T. Hanuscin (the “Executive”) dated May 6, 2015 (the “Agreement”), is hereby effective as of November 13, 2015.

WHEREAS, the Executive is presently employed as the Vice President and Controller of the Bank;

WHEREAS, effective May 6, 2015, the Executive and the Bank entered into the Agreement which provided for, among other things, severance benefits under certain circumstances as set forth in the Agreement;

WHEREAS, the Bank wishes to clarify certain provisions of the Agreement;

WHEREAS, the Bank and the Executive desire to amend the Agreement to reflect the mutually agreed upon revision to the Agreement; and

WHEREAS, the Executive is willing to serve the Bank on the terms and conditions set forth in the Agreement, as amended by this Amendment.

NOW THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Bank and the Executive do hereby agree to amend the Agreement as follows:

1. Section 1(b) of the Agreement be and hereby is rescinded and deleted and replaced in its entirety by the following:

  1(b) Base Salary. “Base Salary” shall mean the amount per calendar year that the Bank pays Executive for his services, which amount may be adjusted from time to      time as determined by the Board of Directors,   subject to the provisions hereof.

2. All other sections and provisions in the Agreement shall continue in full force and effect and are incorporated by reference into this Amendment.

[signature page follows]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to the Agreement as of the date first written above.

ATTEST:	PRUDENTIAL SAVINGS BANK

By: /s/ Regina Wilson	By: /s/ Joseph R. Corrato
Name: Regina Wilson	Joseph R. Corrato
Title: Corporate Secretary	President/Chief Executive Officer

EXECUTIVE

By: /s/ Jeffrey T. Hanuscin
Jeffrey T. Hanuscin